Supplement dated December 16, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011, July 20, 2011, August 1, 2011, October 31, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

LARGECAP GROWTH ACCOUNT I
On or about January 1, 2012, in the Management and Sub-Advisor(s) and Portfolio Manager(s) section, delete Brown Investment Advisory Incorporated and substitute Brown Advisory LLC.

MANAGEMENT OF THE FUNDS
The Sub-Advisors

Brown Investment Advisory Incorporated
On or about January 1, 2012, delete Brown Investment Advisory Incorporated and substitute Brown Advisory
LLC.

DIVIDENDS AND DISTRIBUTIONS

In the third sentence, delete “June” and substitute “August.”